Commitments	3 Months Ended
Mar. 31, 2022
Commitments

13.	Commitments

	Service and manufacturing	R&D contracts	TOTAL
	$	$	$
Less than 1 year	518	2,056	2,574
1 - 3 years	638	630	1,268
4 - 5 years	1	—	1
More than 5 years	—	—	—
Total	1,157	2,686	3,843

The Company executed various agreements including in-licensing and similar arrangements with development partners. Such agreements may require the Company to make payments on achievement of stages of development, launch or revenue milestones, although the Company generally has the right to terminate these agreements at no penalty. The Company recognizes research and development milestones as an intangible asset once it is committed to the payment, which is generally when the Company reaches a set point in the development cycle.

Based on the closing exchange rates at March 31, 2022, the Company expects to pay $2,686, including $2,548 (€2.3 million), and $138 (£0.1 million), in R&D contracts and up to $8,757, including $7,248 (€6.5 million) and $1,509 (£1.2 million), in R&D milestone payments and up to $32,309, including $30,669 (€27.6 million) and $1,640 (£1.3 million), in revenue related milestone payments. The table below contains all potential R&D and revenue-related milestone payments that the Company may be required to make under such agreements:

	Future potential R&D milestone payments	Future potential revenue milestone payments	TOTAL
	$	$	$
Less than 1 year	28	—	28
1 - 3 years	111	—	111
4 - 5 years	909	—	909
More than 5 years	7,709	32,309	40,018
Total	8,757	32,309	41,066

The future payments that are disclosed represent contract payments and are not discounted and are not risk-adjusted. The development of any pharmaceutical product candidates is a complex and risky process that may fail at any stage in the development process due to a number of factors. The timing of the payments is based on the Company’s current best estimate of achievement of the relevant milestone.